SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.1)

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ITT Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ITT CORPORATION

** IMPORTANT NOTICE **
Regarding the Availability of Proxy Materials

You are receiving this communication because you hold shares in the above company, and the materials you should review before you cast your vote are now available.
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.
Shareholder Meeting to be held on 05/12/09

Proxy Materials Available
•	Notice and Proxy Statement
•	2008 Annual Report
•	Form 10-K

PROXY MATERIALS - VIEW OR RECEIVE

You can choose to view the materials online or receive a paper or e-mail copy. There is NO charge for requesting a copy. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.
To facilitate timely delivery please make the request as instructed below on or before 04/28/09.
HOW TO VIEW MATERIALS VIA THE INTERNET

Have the 12 Digit Control Number available and visit: https://www.proxydocs.com/itt
HOW TO REQUEST A COPY OF MATERIALS

1) BY INTERNET      -   www.proxyvote.com
2) BY TELEPHONE   -  1-800-579-1639
3) BY E-MAIL*           -   sendmaterial@proxyvote.com
*If requesting materials by e-mail, please send a blank e-mail with the 12 Digit Control Number (located on the following page) available in the subject line.

See the Reverse Side for Meeting Information and Instructions on How to Vote

Meeting Information

Meeting Type:	Annual
Meeting Date:	May 12, 2009
Meeting Time:	10:30 A.M. ET
For holders as of:	March 16, 2009

 Meeting Location:

 1133 Westchester Avenue
 White Plains, NY 10604-3543

How To Vote

Vote In Person
You can gain entrance to the shareholder meeting by producing the attached Admission Ticket. During the Meeting you will need to request a ballot to vote these shares.

Vote By Internet

To vote now by Internet, go to WWW.PROXYVOTE.COM. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the Annual Meeting date, May 12, 2009. Have your notice in hand when you access the web site and follow the instructions.

ADMISSION TICKET
This is notice of your invitation to attend the Annual Meeting of shareholders of ITT Corporation to be held on Tuesday May 12, 2009 at 10:30 a.m. Eastern Time at 1133 Westchester Avenue, White Plains, New York 10604.
You should present this Admission Ticket in order to gain admittance to the Annual Meeting. This ticket admits only the shareholder listed on the reverse side and is not transferable.

Voting items
THE BOARD OF DIRECTORS RECOMMENDS
A VOTE “FOR” PROPOSALS 1 AND 2.

1.	Election of ten members of the Board of Directors.
Nominees:
	01) Steven R. Loranger,	06) Paul J. Kern,
	02) Curtis J. Crawford,	07) Frank T. MacInnis,
	03) Christina A. Gold,	08) Surya N. Mohapatra,
	04) Ralph F. Hake,	09) Linda S. Sanford, and
	05) John J. Hamre,	10) Markos I. Tambakeras

2.	Ratification of the appointment of Deloitte & Touche LLP as ITT’s Independent Registered Public Accounting Firm for 2009.

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE AGAINST AGENDA ITEM 3.

3.
To vote on a shareholder proposal, if properly presented at the meeting, requesting that the Company provide a comprehensive report at a reasonable cost and omitting proprietary and classified information of the Company’s foreign sales of military and weapons-related products and services.